EGA EMERGING GLOBAL SHARES TRUST

Supplement dated September 30, 2013 to the Statement of Additional Information dated July 29, 2013, for EGShares Beyond BRICs ETF.

The following disclosure is added as a fifth paragraph under “INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING AND OTHER SERVICE ARRANGEMENTS”:

For the EGShares Beyond BRICs ETF, EGA has agreed to waive its advisory fee to 0.58% of the Fund’s average daily net assets (the “Fee Waiver Agreement”).  The Fee Waiver Agreement may be terminated at any time by the Board, but may not be terminated by EGA during the term of the Fee Waiver Agreement.  The Fee Waiver Agreement shall automatically terminate upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of merger or liquidation of the Fund.  EGA, from its own resources, including profits from advisory fee received from the Fund, also may make payments to broker-dealers and other financial institutions in connection with the distribution of the Fund’s Shares.